UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2012

LIFETECH INDUSTRIES INC.

(Exact name of registrant as specified in charter)

Nevada	333-175941	27-4439285
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

228 Hamilton Avenue, 3rd Floor Palo Alto, California	94301
(Address of principal executive offices)	(Zip Code)

(213) 446-4653

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01.        Other Events.

Effective April 16, 2012, Lifetech Industries Inc. (the “Company”) moved its principal executive offices to 228 Hamilton Avenue, 3rd Floor, Palo Alto, California 94301.  The Company’s phone number is (213) 446-4653.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFETECH INDUSTRIES INC.

Date: April 16, 2012	By:	/s/ Benjamin Chung
Benjamin Chung, President & C.E.O.